SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C. 20549


                          FORM 8-K


                       CURRENT REPORT

             PURSUANT TO SECTION 13 OR 15(d) OF
           THE SECURITIES AND EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported)  August 29, 1996


       AEI REAL ESTATE FUND XVIII LIMITED PARTNERSHIP
   (Exact Name of Registrant as Specified in its Charter)

                     State of Minnesota
   (State or other Jurisdiction of Incorporation or Organization)




           0-18289                      41-1622463
   (Commission File Number)          (I.R.S. Employer
                                   Identification No.)


   1300 Minnesota World Trade Center, St. Paul, Minnesota 55101
          (Address of Principal Executive Offices)


                        (612) 227-7333
    (Registrant's telephone number, including area code)


    (Former name or former address, if changed since last report)


Item 2.   Acquisition or Disposition of Assets.

       On August 29, 1996, the Partnership purchased a 32.2% interest in a newly constructed Champps restaurant in Columbus, Ohio from Americana Dining Corporation. The total cash purchase price of the land and building was approximately $2,602,941. The remaining 67.8% was purchased by an affiliated partnership, AEI Income & Growth Fund XXI Limited Partnership. Americana Dining Corporation is not affiliated with the Partnership. The cash, used in purchasing the property, was from the proceeds of sale of properties, which occurred in 1995 and 1996.

Item 7.   Financial Statements and Exhibits.

          (a)  Financial statements of businesses acquired.  -
               Not Applicable. Property was newly constructed.

          (b)  On  August  29, 1996, the Partnership purchased
               a  32.2%   interest  in  a  newly  constructed
               restaurant for $838,147. The property was acquired with cash which was provided from proceeds of sale of Limited Partnership Units. An affiliated Partnership, AEI Income & Growth Fund XXI, acquired the remaining 67.8% interest. A limited number of proforma adjustments are required to illustrate the effects of the transaction on the balance sheet and income statement. The following narrative description is furnished in lieu of the proforma statements:

             Assuming the Partnership had purchased the property on June 30, 1996, the Partnership's Investments in Real Estate would have been increased by $838,147 and its Current Assets
             (cash) would have been reduced by $838,147.

             The Total Income for the Partnership would have increased from $1,857,775 to $1,904,609 for the year ended December 31, 1995 and from $868,253 to $891,670 for six months ended June 30, 1996 if the Partnership had owned the property during those periods. The increase is attributable to the Rental Income the Partnership would have received from the property of $90,834 and $45,417, partially offset by a decrease of Investment Income of approximately $44,000 and $22,000 for the year ended December 31, 1995 and the six months ended June 30, 1996, respectively.

             Depreciation Expense would have increased by $19,688 and $9,844 for the year ended December
             31, 1995 and the six months ended June 30, 1996, respectively.

             The net effect of these pro forma adjustments would have caused Net Income to increase from $1,636,019 to $1,663,165 and from $682,855 to
             $696,428, which would have resulted in Net Income of $74.19 and $31.23 per Limited Partnership Unit outstanding for the year ended December 31, 1995 and the six months ended June 30, 1996, respectively.

          (c)  Exhibits

                 Exhibit  10.1 - Sale and  Leaseback
                                 Financing     Commitment      dated
                                 September 5, 1995 between AEI  Fund
                                 Management,   Inc.  and   Americana
                                 Dining Corporation relating to  the
                                 property  at  161  E.  Campus  View
                                 Boulevard,      Columbus,      Ohio
                                 (incorporated   by   reference   to
                                 Exhibit 10.24  of  Form   10-KSB,
                                 filed  with the Commission on March
                                 21, 1996).

                 Exhibit  10.2 - Amendment  to  Sale
                                 and  Leaseback Financing Commitment
                                 dated  November  30,  1995  between
                                 AEI    Fund    Management,    Inc.,
                                 Americana  Dining Corporation,  AEI
                                 Income  &  Growth Fund XXI  Limited
                                 Partnership   and  the  Partnership
                                 relating to the property at 161  E.
                                 Campus  View  Boulevard,  Columbus,
                                 Ohio (incorporated by reference  to
                                 Exhibit   10.25  of  Form   10-KSB,
                                 filed  with the Commission on March
                                 21, 1996).

                 Exhibit  10.3 - Net Lease Agreement
                                 dated  August 29, 1996 between  the
                                 Partnership,  AEI Income  &  Growth
                                 Fund  XXI  Limited Partnership  and
                                 Americana     Dining    Corporation
                                 relating to the property at 161  E.
                                 Campus  View  Boulevard,  Columbus,
                                 Ohio.


                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               AEI  REAL  ESTATE FUND  XVIII
                               LIMITED PARTNERSHIP

                               By:  AEI Fund Management XVIII, Inc.
                                    Its:  Managing  General Partner


Date:  September 12, 1996     /s/  Mark E. Larson
                              By:  Mark E. Larson
                                   Its Chief Financial Officer
                                   (Principal Accounting and
                                   Financial Officer)